EXHIBIT 10.1

                             NOTE PURCHASE AGREEMENT

         THIS NOTE PURCHASE AGREEMENT ("Agreement") is made and entered into on April 13, 2015, by and between CrowdGather, Inc., a Nevada corporation (the "Company"), and Sanjay Sabnani (the "Lender").

         WHEREAS, the Lender understands that a number of other lenders will lend up to Two Million Dollars ($2,000,000) to the Company pursuant to agreements substantially similar to this Agreement.

         WHEREAS, in exchange for a loan from the Lender, the Company will issue a Secured Promissory Note, in the form attached hereto as Exhibit A (the "Note").

         WHEREAS, in connection with the issuance of the Note, the Company and the Lender will enter into a Security Agreement, in the form attached hereto as Exhibit C (the "Security Agreement") which shall secure the performance of the obligations of the Company hereunder.

         NOW THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Lender hereby agree as follows:

     1. Amount and Terms of the Note.

             1.1 Promissory Note. The Lender will lend to the Company Fifty Thousand Dollars ($50,000) in exchange for the Note.

             1.2 Closing. The closing (the "Closing") of the purchase of the Note for the consideration shall take place at the offices of the Company on the date and time when this Agreement has been signed by both parties. At the Closing, the Lender shall deliver the consideration to the Company and the Company shall deliver to the Lender an executed Note in return for the consideration provided to the Company.

     2. Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to the Lender that:

             2.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

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             2.2  Authorization.  The  Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of the Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its shareholders in connection therewith.

     3. Representations and Warranties of the Lender. In connection with the transactions provided for herein, the Lender hereby represents and warrants to the Company that:

             3.1 Authorization. This Agreement constitutes the Lender's valid and legally binding obligation, enforceable in accordance with its terms. Lender represents that it has full power and authority to enter into and to consummate the transactions contemplated by the Agreement and otherwise to carry out its obligations hereunder.

             3.2 Purchase Entirely for Own Account. Lender acknowledges that this Agreement is made with Lender in reliance upon Lender's representation to the Company that the Note will be acquired for investment for Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Lender further represents that Lender does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to the Note.

             3.3 Access to Information. Lender acknowledges that it has had the opportunity to review the all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended, and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense. Lender acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities.

             3.4 Investment Experience. Lender is an investor in securities of companies in the early stage and acknowledges that it can bear the economic risk of its investment, is able to afford a complete loss of such investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Lender also represents it has not been organized solely for the purpose of acquiring the Securities.

             3.5 Accredited Investor. At the time Lender was offered the Securities, it was, and at the date hereof it is, and it will be, an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the "Act").

             3.6 Restricted Securities. Lender understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering based upon the exemption from such registration requirements for non-public offerings pursuant to Rule 506 of Regulation D under the Act; and that such Securities may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state

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securities  laws, or unless  exemptions  from such  registration  provisions are available with respect to said resale or transfer of such securities. In this connection, Lender represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. The Lender acknowledges that the Company was previously an issuer described in paragraph (i)(1)(i) of Rule 144 under the Act and is subject to the provisions of Rule 144(i).

             3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, Lender further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and:

                (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b) (i) Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) Lender shall have furnished the Company with an opinion of counsel, satisfactory to the Company that such disposition will not require registration of such shares under the Act.

             3.8 Legends. Lender understands that the Securities will bear a legend in substantially the following form:

     "THESE  SECURITIES  HAVE NOT BEEN  REGISTERED  UNDER THE  SECURITIES ACT OF
1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT."

             3.9 No Review. Lender understands that no federal or state agency has approved or disapproved the Securities, passed upon or endorsed the merits of the Company's offering, or made any finding or determination as to the appropriateness of the Securities for investment.

             3.10 General Solicitation. Lender is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

             3.11 Residency. Lender is a resident of that jurisdiction specified on the signature page hereto.


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     4. Miscellaneous.

             4.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             4.2 Governing  Law.   This  Agreement  shall  be  governed  by  and
construed under the laws of the State of California, excluding that body of law relating to conflict of laws.

             4.3 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile or portable document format ("PDF") signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or PDF signature.

             4.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             4.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to such party at the address set forth on the signature page hereto.

             4.6 Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction.

             4.7 Entire Agreement; Amendments and Waivers. This Agreement and the Note, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of the Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

             4.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY
CrowdGather, Inc.


By:
Name:    Sanjay Sabnani
Its:     President

20300 Ventura Blvd. Suite 330
Woodland Hills, CA 91364

LENDER
Sanjay Sabnani


By:
Name:
Its:

Address for Notice to Lender:
20300 Ventura Blvd. Suite 330
Woodland Hills, CA 91364


Email Address: _________________________



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